UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number  811-1629
                                   ------------


                           AXP DIMENSIONS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    1/31
                         --------------

AXP(R)
   Growth
      Dimensions
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Growth Dimensions Fund seeks to provide shareholders with long-term capital growth.



(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                          3

Questions & Answers
   with Portfolio Management                                           4

Investments in Securities                                              9

Financial Statements                                                  11

Notes to Financial Statements                                         14

Proxy Voting                                                          23

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager              Gordon Fines
Since                                  6/00
Years in industry                        37

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 6/26/00      B: 6/26/00      C: 6/26/00      Y: 6/26/00

Ticker symbols
A: AXDAX        B: ABGDX        C: AXGDX        Y: --

Total net assets             $204.3 million

Number of holdings                       77

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                X     LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 28.5%
Consumer discretionary 21.6%
Industrials 14.6%
Health care 13.2%
Financials 12.2%
Telecommunications 4.5%
Energy 3.7%
Consumer staples 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Amgen (Health care products)                                        4.8%
Microsoft (Computer software & services)                            4.1
Citigroup (Finance companies)                                       3.7
Intel (Electronics)                                                 3.4
Pfizer (Health care products)                                       3.1
General Electric (Multi-industry)                                   3.0
American Intl Group (Insurance)                                     2.4
Caterpillar (Machinery)                                             2.3
Wal-Mart Stores (Retail -- general)                                 2.1
Amazon.com (Media)                                                  2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

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3   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

                           WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Gordon Fines discusses AXP Growth Dimensions Fund's results and positioning for the first half of the 2004 fiscal year.

Shareholders will be asked to approve a merger of the Fund into AXP New Dimensions Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

Q: How did AXP Growth Dimensions Fund perform for the six-month period ended Jan. 31, 2004?

A: AXP Growth Dimension Fund's Class A shares rose 10.96%, excluding sales charge, for the six months ended Jan. 31, 2004. This was less than the Standard & Poor's 500 Index, which rose 15.23% for the period. The Fund also underperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which rose 12.52% for the same time frame.

     These short-term results were disappointing, and reflective of unusual stock market conditions coupled with an exceptionally low interest rate climate that allowed shares of highly cyclical and financially weak companies to do well. We do not expect this environment to continue indefinitely, and we began to see some evidence of change in market sentiment in January 2004.

(bar chart)

                              PERFORMANCE COMPARISON
                   For the six-month period ended Jan. 31, 2004
20%
                                 (bar 2)
15%                              +15.23%           (bar 3)
              (bar 1)                              +12.52%
10%           +10.96%

 5%

 0%

(bar 1) AXP Growth Dimensions Fund Class A (excluding sales charge) (bar 2) S&P 500 Index Fund(1) (unmanaged)
(bar 3)  Lipper Large-Cap Growth Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> From a stock selection perspective, the Fund benefited from a number of individual holdings.(end callout quote)

Q:   What factors most significantly affected results?

A: We were too conservative in our stock selection and sector positioning. Starting in the second calendar quarter of last year, the market became much more aggressive in terms of risk taking. In the third calendar quarter we became more sensitive to this and we took on more risk, although not as much as the overall market did.

AVERAGE ANNUAL TOTAL RETURNS

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (6/26/00)                 (6/26/00)                 (6/26/00)                  (6/26/00)
                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
as of Jan. 31, 2004
6 months*               +10.96%       +4.56%       +10.75%       +6.75%      +10.75%       +9.75%      +10.91%      +10.91%
1 year                  +28.57%      +21.20%       +28.11%      +24.11%      +28.11%      +28.11%      +28.42%      +28.42%
Since inception         -17.79%      -19.13%       -18.36%      -18.82%      -18.36%      -18.36%      -17.70%      -17.70%

as of Dec. 31, 2003
6 months*               +12.50%       +6.02%       +11.85%       +6.85%      +11.85%      +10.85%      +11.98%      +11.98%
1 year                  +25.26%      +18.08%       +24.21%      +20.21%      +24.21%      +24.21%      +24.62%      +24.62%
Since inception         -18.18%      -19.55%       -18.86%      -19.56%      -18.86%      -18.86%      -18.18%      -18.18%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     We increased the Fund's weightings in industrials, basic materials and technology stocks between July and December 2003. While this helped the Fund's absolute results in the summer and fall, our relative results compared to our benchmark and peers still lagged.

     During the period, we increased the Fund's position in several stocks in the health care and industrials sector, including Pfizer (pharmaceuticals), Amgen (biotechnology) and John Deere (agricultural machinery), and cut back on some positions in the consumer staples and financial sectors. We began to see a positive impact from some of these changes during the fourth calendar quarter of 2003.

     From a stock selection perspective, the Fund benefited from a number of individual holdings including wireless telecommunications company Nextel and global telecommunications network company Vodafone. Nextel's third quarter sales exceeded expectations. The company reported higher revenues and strong subscriber growth, while management raised its forward guidance. All of these fueled Nextel's sharp advance. Vodafone has benefited from a dividend increase, favorable earnings results and positive reaction to a share buyback plan initiated in the fourth quarter. Internet retailers Amazon and eBay also performed well for the Fund.

     Several positions hampered performance during the first half of fiscal year 2004, including Microsoft, which did not benefit from the technology rebound because investors focused instead on higher risk technology stocks. Discount retailer Wal-Mart and health care giants Pfizer and Johnson & Johnson were also weak during the fiscal period. Despite what we think are good earnings prospects, Wal-Mart's short-term performance was affected by regulatory enforcement actions related to its labor practices. Pfizer is considered one of the leading drug companies in terms of research and development success, but it suffered from concerns about competition for its core products, Viagra and Lipitor. Johnson & Johnson is in a similarly strong position.

     Although the Fund's positioning in the energy sector was not a positive factor for most of the period energy performed particularly well for the Fund in December, as did investment-banking firms.

--------------------------------------------------------------------------------
6   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

Q: What changes did you make to the portfolios and how are they currently positioned?

A: We had previously owned American International Group (AIG) and during the fourth calendar quarter of 2003, we substantially increased the position. In our view, AIG is a high quality insurance-related, global company that performed poorly through much of 2003. Therefore, we thought the time might be right for the company to stage a recovery. AIG gained momentum in the last two months of the calendar year. We also added to our position in Nextel and took a position in Starbucks during the fiscal period.

     Starbucks is a good example of the kind of company we look to hold in the portfolio. A few years ago, with coffee houses popping up everywhere, it appeared to us that the gourmet coffee industry was headed the way of frozen yogurt. In other words, it appeared to us that there were too many coffee shops, with no one company's product leading the way. Starbucks, however, continued to position itself very well and has generally provided a consistent, desirable product. This has allowed Starbucks to build a good business everywhere from North Dakota to midtown Manhattan. This is the kind of growth pattern we look for when we invest the Fund's assets. Other examples within the Fund that we bought and or added to during the fiscal period include Carnival Cruise Lines, Research in Motion, a technology firm, and E.W. Scripps, a newspaper company.

     Given the current environment, we want exposure to the improving U.S. economy, which means an emphasis on sectors such as industrials, basic industry, capital goods and technology that are sensitive to economy activity. On the other hand, we may put less emphasis on consumer staples and financial stocks which probably do not have enough economic sensitivity to do well should the economy continue to improve. Overall, we look for companies in all sectors whose earnings are growing 12% to 15% a year.

Q:   How do you intend to manage the Fund in the coming months?

A: We think high-quality companies could do better in 2004 than they did this past year. The decline of the dollar has been pretty pronounced, making U.S. exports more competitive. Multinational firms in a variety of industries should benefit from the better competitive environment overseas. Such companies are typically high quality companies. AIG, which we discussed above, is one example. The company was founded in Singapore and could benefit from increased business in China in the year ahead. Another example is John Deere, the agricultural equipment maker, which could benefit from China's large purchases of U.S. grain.

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7   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     We do not hold many energy stocks in the Fund's portfolio, but we expect to maintain exposure to the sector. Prices have stayed higher longer than most people thought and in the fourth quarter, the market began to appreciate that, causing natural gas and oil related companies to rise. We think there is still room for these stocks to advance, with energy prices likely to stay higher, particularly given the stronger economy.

     We are cautiously optimistic about the course of the market over the next six months. There was increased speculation in January that interest rates will move up this spring, after the Federal Reserve left out the word "considerable" in discussing the length of time interest rates may remain low. Given where we are in the economic cycle, a rise in rates is indeed likely. However, in our view, the overall economic environment for growth stocks will remain favorable for the balance of fiscal year 2004. In fact, a shift in market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- would provide an excellent opportunity for the Fund to gain ground relative to its peers.

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8   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Growth Dimensions Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.1%)
Issuer                                           Shares            Value(a)

Airlines (0.7%)
Southwest Airlines                              100,000          $1,495,000

Banks and savings & loans (1.6%)
Bank of America                                  40,000           3,258,400

Beverages & tobacco (1.6%)
Altria Group                                     60,000           3,335,400

Cable (0.6%)
Comcast Special Cl A                             40,000(b)        1,318,000

Cellular telecommunications (3.3%)
Nextel Communications Cl A                      130,000(b)        3,430,700
Vodafone Group ADR                              130,000(c)        3,328,000
Total                                                             6,758,700

Computer hardware (4.5%)
Cisco Systems                                   150,000(b)        3,846,000
Dell                                            100,000(b)        3,347,000
EMC                                             140,000(b)        1,965,600
Total                                                             9,158,600

Computer software & services (13.6%)
Autodesk                                         75,000           1,916,250
Electronic Arts                                  40,000(b)        1,874,400
Intl Business Machines                           40,000           3,969,200
Microsoft                                       300,000           8,295,000
Oracle                                          140,000(b)        1,933,400
Symantec                                         90,000(b)        3,492,000
Synopsys                                        110,000(b)        3,881,900
VERITAS Software                                 66,000(b)        2,168,760
Total                                                            27,530,910

Electronics (10.1%)
Applied Materials                               120,000(b)        2,611,200
ASML Holding                                    120,000(b,c)      2,311,200
Intel                                           220,000           6,732,000
Intersil Cl A                                    40,000           1,049,600
Intl Rectifier                                   20,000(b)        1,012,000
Maxim Integrated Products                        40,000           2,046,000
Texas Instruments                               110,000           3,448,500
Xilinx                                           30,000(b)        1,257,300
Total                                                            20,467,800

Energy (1.7%)
Apache                                           34,000           1,308,320
EnCana                                           28,700(c)        1,122,170
Patina Oil & Gas                                 22,700             995,395
Total                                                             3,425,885

Energy equipment & services (1.9%)
Schlumberger                                     40,000           2,447,200
Smith Intl                                       30,000(b)        1,453,800
Total                                                             3,901,000

Environmental services (0.5%)
Waste Management                                 40,000           1,110,400

Finance companies (3.6%)
Citigroup                                       150,000           7,422,000

Financial services (2.1%)
CapitalSource                                    50,000(b)        1,100,000
Goldman Sachs Group                              21,000           2,090,550
T. Rowe Price Group                              20,000           1,042,600
Total                                                             4,233,150

Health care products (13.1%)
Allergan                                         13,000           1,077,050
Amgen                                           150,000(b)        9,673,500
Boston Scientific                                80,000(b)        3,263,200
Eyetech Pharmaceuticals                           2,950(b)           95,580
Gen-Probe                                        44,000(b)        1,659,680
Medtronic                                        70,000           3,445,400
Pfizer                                          170,000           6,227,100
Teva Pharmaceutical Inds ADR                     17,000(c)        1,064,030
Total                                                            26,505,540

Industrial transportation (1.2%)
Expeditors Intl of Washington                    27,900           1,043,739
GATX                                             65,000           1,469,000
Total                                                             2,512,739

Insurance (4.6%)
American Intl Group                              70,000           4,861,500
Axis Capital Holdings                            80,000(c)        2,556,000
Progressive                                      25,000           2,066,250
Total                                                             9,483,750

See accompanying notes to investments in securities.

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9   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

Leisure time & entertainment (2.5%)
Carnival                                         61,000          $2,709,620
Viacom Cl B                                      60,000           2,418,000
Total                                                             5,127,620

Lodging & gaming (1.5%)
Intl Game Technology                             80,800           3,026,768

Machinery (4.1%)
Caterpillar                                      60,000           4,687,800
Deere & Co                                       60,000           3,756,000
Total                                                             8,443,800

Media (6.7%)
Amazon.com                                       80,000(b)        4,038,400
Cendant                                         130,000(b)        2,944,500
eBay                                             40,000(b)        2,681,200
InterActiveCorp                                  90,000(b)        2,916,000
Scripps (EW) Cl A                                12,200           1,160,342
Total                                                            13,740,442

Multi-industry (7.6%)
3M                                               48,500           3,835,865
Danaher                                          25,000           2,288,750
Eastman Kodak                                    42,000           1,193,220
General Electric                                180,000           6,053,400
Harman Intl Inds                                 30,000           2,226,900
Total                                                            15,598,135

Restaurants (2.5%)
McDonald's                                       54,700           1,407,978
Outback Steakhouse                               30,000           1,330,200
Starbucks                                        65,000(b)        2,389,400
Total                                                             5,127,578

Retail -- general (7.3%)
Best Buy                                         40,000           2,015,600
Home Depot                                       40,000           1,418,800
PETCO Animal Supplies                            38,000(b)        1,204,980
Staples                                          40,000(b)        1,064,400
Target                                          100,000           3,796,000
Tiffany                                          30,000           1,189,200
Wal-Mart Stores                                  80,000           4,308,000
Total                                                            14,996,980

Telecom equipment & services (1.2%)
Motorola                                         33,000             547,140
Nortel Networks                                  85,000(b,c)        664,700
Research in Motion                               13,100(b,c)      1,140,617
Total                                                             2,352,457

Total common stocks
(Cost: $179,890,586)                                           $200,331,054

Option purchased (--%)
Issuer        Contracts        Exercise         Expiration         Value(a)
                                 price             date
Put
Cisco
  Systems        720              $25            Feb. 2004          $59,400

Total option purchased
(Cost: $54,792)                                                    $59,400

Total investments in securities
(Cost: $179,945,378)(d)                                       $200,390,454

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 6.0% of net assets.

(d) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $179,945,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $26,198,000
     Unrealized depreciation                                    (5,753,000)
                                                                ----------
     Net unrealized appreciation                               $20,445,000
                                                               -----------

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10   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Dimensions Fund

Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $179,945,378)                                                                           $ 200,390,454
Cash in bank on demand deposit                                                                                    317,298
Capital shares receivable                                                                                           6,040
Dividends and accrued interest receivable                                                                         121,927
Receivable for investment securities sold                                                                       6,451,124
                                                                                                                ---------
Total assets                                                                                                  207,286,843
                                                                                                              -----------
Liabilities
Capital shares payable                                                                                             17,105
Payable for investment securities purchased                                                                     2,951,478
Accrued investment management services fee                                                                          2,874
Accrued distribution fee                                                                                            2,811
Accrued transfer agency fee                                                                                         1,585
Accrued administrative services fee                                                                                   178
Other accrued expenses                                                                                             49,814
                                                                                                                   ------
Total liabilities                                                                                               3,025,845
                                                                                                                ---------
Net assets applicable to outstanding capital stock                                                          $ 204,260,998
                                                                                                            =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $     846,934
Additional paid-in capital                                                                                    429,773,322
Net operating loss                                                                                               (347,599)
Accumulated net realized gain (loss) (Note 5)                                                                (246,456,735)
Unrealized appreciation (depreciation) on investments                                                          20,445,076
                                                                                                               ----------
Total -- representing net assets applicable to outstanding capital stock                                    $ 204,260,998
                                                                                                            =============
Net assets applicable to outstanding shares:               Class A                                          $ 135,445,114
                                                           Class B                                          $  64,519,591
                                                           Class C                                          $   4,229,164
                                                           Class Y                                          $      67,129
Net asset value per share of outstanding capital stock:    Class A shares                 55,637,264        $        2.43
                                                           Class B shares                 27,242,924        $        2.37
                                                           Class C shares                  1,785,775        $        2.37
                                                           Class Y shares                     27,486        $        2.44
                                                                                              ------        -------------

See accompanying notes to financial statements.

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11   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Growth Dimensions Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                     $ 1,115,550
Interest                                                                                                           16,984
Fee income from securities lending (Note 3)                                                                           238
   Less foreign taxes withheld                                                                                     (2,674)
                                                                                                                   ------
Total income                                                                                                    1,130,098
                                                                                                                ---------
Expenses (Note 2):
Investment management services fee                                                                                488,348
Distribution fee
   Class A                                                                                                        171,326
   Class B                                                                                                        319,580
   Class C                                                                                                         21,522
Transfer agency fee                                                                                               287,093
Incremental transfer agency fee
   Class A                                                                                                         20,392
   Class B                                                                                                         17,282
   Class C                                                                                                          1,233
Service fee -- Class Y                                                                                                 21
Administrative services fees and expenses                                                                          33,996
Compensation of board members                                                                                       4,618
Custodian fees                                                                                                     13,316
Printing and postage                                                                                               45,224
Registration fees                                                                                                  45,291
Audit fees                                                                                                          9,000
Other                                                                                                                 892
                                                                                                                      ---
Total expenses                                                                                                  1,479,134
   Earnings credits on cash balances (Note 2)                                                                      (1,437)
                                                                                                                   ------
Total net expenses                                                                                              1,477,697
                                                                                                                ---------
Investment income (loss) -- net                                                                                  (347,599)
                                                                                                                 --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                               5,753,609
   Foreign currency transactions                                                                                      160
                                                                                                                      ---
Net realized gain (loss) on investments                                                                         5,753,769
Net change in unrealized appreciation (depreciation) on investments                                            15,766,086
                                                                                                               ----------
Net gain (loss) on investments                                                                                 21,519,855
                                                                                                               ----------
Net increase (decrease) in net assets resulting from operations                                               $21,172,256
                                                                                                              ===========

See accompanying notes to financial statements.

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12   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Growth Dimensions Fund

                                                                                      Jan. 31, 2004           July 31, 2003
                                                                                    Six months ended            Year ended
                                                                                       (Unaudited)
Operations
Investment income (loss) -- net                                                      $   (347,599)           $   (152,381)
Net realized gain (loss) on investments                                                 5,753,769             (32,408,276)
Net change in unrealized appreciation (depreciation) on investments                    15,766,086              46,531,710
                                                                                       ----------              ----------
Net increase (decrease) in net assets resulting from operations                        21,172,256              13,971,053
                                                                                       ----------              ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              6,952,214              31,462,802
   Class B shares                                                                       3,438,869              11,102,284
   Class C shares                                                                         290,615                 946,436
   Class Y shares                                                                          37,342                  52,827
Payments for redemptions
   Class A shares                                                                     (21,796,584)            (47,121,296)
   Class B shares (Note 2)                                                             (7,645,161)            (20,999,702)
   Class C shares (Note 2)                                                               (837,004)             (1,213,685)
   Class Y shares                                                                          (1,424)                (53,609)
                                                                                           ------                 -------
Increase (decrease) in net assets from capital share transactions                     (19,561,133)            (25,823,943)
                                                                                      -----------             -----------
Total increase (decrease) in net assets                                                 1,611,123             (11,852,890)
Net assets at beginning of period                                                     202,649,875             214,502,765
                                                                                      -----------             -----------
Net assets at end of period                                                          $204,260,998            $202,649,875
                                                                                     ============            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Growth Dimensions Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities showing potential for significant growth.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
14   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
15   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually based on the combined net assets of the Fund and AXP New Dimensions Fund. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance is less then 0.50%, the adjustment will be zero. The adjustment decreased the fee by $39,572 for the six months ended Jan. 31, 2004.

--------------------------------------------------------------------------------
16   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually based on the combined net assets of the Fund and AXP New Dimensions Fund. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $164,610 for Class A, $52,774 for Class B and $213 for Class C for the six months ended Jan. 31, 2004.

--------------------------------------------------------------------------------
17   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.19% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,437 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $88,670,789 and $109,224,864, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis. Brokerage clearing fees paid to brokers affiliated with AEFC were $25,194 for the six months ended Jan. 31, 2004.

Income from securities lending amounted to $238 for the six months ended Jan. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Jan. 31, 2004
                                            Class A        Class B       Class C   Class Y
Sold                                      3,004,235      1,528,228       129,480    15,769
Issued for reinvested distributions              --             --            --        --
Redeemed                                 (9,389,714)    (3,380,000)     (370,746)     (579)
                                         ----------     ----------      --------      ----
Net increase (decrease)                  (6,385,479)    (1,851,772)     (241,266)   15,190
                                         ----------     ----------      --------    ------

                                                      Year ended July 31, 2003
                                            Class A        Class B       Class C   Class Y
Sold                                     15,693,438      5,672,236       483,044    25,567
Issued for reinvested distributions              --             --            --        --
Redeemed                                (23,726,742)   (10,728,324)     (625,035)  (25,567)
                                        -----------    -----------      --------   -------
Net increase (decrease)                  (8,033,304)    (5,056,088)     (141,991)       --
                                        -----------    -----------      --------   -------

--------------------------------------------------------------------------------
18   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $249,177,951 as of July 31, 2003, that will expire in 2008 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

7. SUBSEQUENT EVENT

Shareholders will be asked to approve a merger of the Fund into AXP New Dimensions Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

--------------------------------------------------------------------------------
19   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2004(k)         2003       2002     2001      2000(b)
Net asset value, beginning of period                                       $2.19         $2.03      $2.75   $ 4.87      $4.92
Income from investment operations:
Net investment income (loss)                                                  --            --       (.01)    (.01)        --
Net gains (losses) (both realized and unrealized)                            .24           .16       (.71)   (2.11)      (.05)
Total from investment operations                                             .24           .16       (.72)   (2.12)      (.05)
Net asset value, end of period                                             $2.43         $2.19      $2.03   $ 2.75      $4.87

Ratios/supplemental data
Net assets, end of period (in millions)                                     $135          $136       $142     $232        $22
Ratio of expenses to average daily net assets(c)                           1.18%(h)      1.15%(d)   1.10%    1.12%(d)   1.10%(d),(h)
Ratio of net investment income (loss) to average daily net assets          (.08%)(h)      .18%      (.20%)   (.16%)      .37%(h)
Portfolio turnover rate (excluding short-term securities)                    44%           52%        69%      67%         2%
Total return(i)                                                           10.96%(j)      7.88%    (26.18%) (43.53%)    (1.02%)(j)

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
20   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2004(k)        2003       2002     2001      2000(b)
Net asset value, beginning of period                                       $2.14         $2.00      $2.73   $ 4.87      $4.92
Income from investment operations:
Net investment income (loss)                                                (.01)         (.01)      (.03)    (.02)        --
Net gains (losses) (both realized and unrealized)                            .24           .15       (.70)   (2.12)      (.05)
Total from investment operations                                             .23           .14       (.73)   (2.14)      (.05)
Net asset value, end of period                                             $2.37         $2.14      $2.00   $ 2.73      $4.87

Ratios/supplemental data
Net assets, end of period (in millions)                                      $65           $62        $68     $109        $11
Ratio of expenses to average daily net assets(c)                           1.96%(h)      1.91%(e)   1.88%    1.89%(e)   1.91%(e),(h)
Ratio of net investment income (loss) to average daily net assets          (.86%)(h)     (.58%)     (.97%)   (.92%)     (.48%)(h)
Portfolio turnover rate (excluding short-term securities)                    44%           52%        69%      67%         2%
Total return(i)                                                           10.75%(j)      7.00%    (26.74%) (43.94%)    (1.02%)(j)

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2004(k)        2003       2002     2001      2000(b)
Net asset value, beginning of period                                       $2.14         $2.00      $2.73   $ 4.87      $4.92
Income from investment operations:
Net investment income (loss)                                                (.01)         (.01)      (.03)    (.02)        --
Net gains (losses) (both realized and unrealized)                            .24           .15       (.70)   (2.12)      (.05)
Total from investment operations                                             .23           .14       (.73)   (2.14)      (.05)
Net asset value, end of period                                             $2.37         $2.14      $2.00   $ 2.73      $4.87

Ratios/supplemental data
Net assets, end of period (in millions)                                       $4            $4         $4       $6         $1
Ratio of expenses to average daily net assets(c)                           1.96%(h)      1.91%(f)   1.88%    1.89%(f)   1.91%(f),(h)
Ratio of net investment income (loss) to average daily net assets          (.86%)(h)     (.59%)     (.97%)   (.94%)     (.48%)(h)
Portfolio turnover rate (excluding short-term securities)                    44%           52%        69%      67%         2%
Total return(i)                                                           10.75%(j)      7.00%    (26.74%) (43.94%)    (1.02%)(j)

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
21   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2004(k)        2003       2002     2001      2000(b)
Net asset value, beginning of period                                       $2.20         $2.03      $2.76   $ 4.88      $4.92
Income from investment operations:
Net investment income (loss)                                                  --           .01         --       --         --
Net gains (losses) (both realized and unrealized)                            .24           .16       (.73)   (2.12)      (.04)
Total from investment operations                                             .24           .17       (.73)   (2.12)      (.04)
Net asset value, end of period                                             $2.44         $2.20      $2.03   $ 2.76      $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--           $--        $--      $--        $--
Ratio of expenses to average daily net assets(c)                           1.00%(h)       .95%(g)    .94%     .95%(g)    .81%(g),(h)
Ratio of net investment income (loss) to average daily net assets           .05%(h)       .34%       .01%    (.03%)      .58%(h)
Portfolio turnover rate (excluding short-term securities)                    44%           52%        69%      67%         2%
Total return(i)                                                           10.91%(j)      8.37%    (26.45%) (43.44%)     (.81%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to July 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.28%, 1.16% and 2.32% for the periods ended July 31, 2003, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.04%, 1.92% and 3.40% for the periods ended July 31, 2003, 2001 and 2000, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.04%, 1.92% and 3.40% for the periods ended July 31, 2003, 2001 and 2000, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.12%, 1.00% and 2.12% for the periods ended July 31, 2003, 2001 and 2000, respectively.

(h)  Adjusted to an annual basis.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
23   --   AXP GROWTH DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   New
    Dimensions
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP New Dimensions Fund seeks to provide shareholders with long-term growth of capital.


(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements (Portfolio)                                     11

Notes to Financial Statements (Portfolio)                            14

Financial Statements (Fund)                                          18

Notes to Financial Statements (Fund)                                 21

Proxy Voting                                                         27

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                          Gordon Fines
Since                                                              1/91
Years in industry                                                    37

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 8/1/68       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INNDX        B: INDBX        C: ANDCX        Y: IDNYX

Total net assets                                        $17.436 billion

Number of holdings                                                   97

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                X     LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 23.1%
Consumer discretionary 16.7%
Industrials 14.7%
Health care 13.0%
Financials 12.8%
Energy 5.0%
Consumer staples 4.1%
Materials 2.9%
Short-term securities 2.2%
Telecommunications 2.2%
Utilities 1.6%
Other 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft (Computer software & services)                            4.1%
Amgen (Health care products)                                        3.7
Citigroup (Finance companies)                                       3.5
Pfizer (Health care products)                                       3.1
General Electric (Multi-industry)                                   3.1
Intel (Electronics)                                                 2.9
American Intl Group (Insurance)                                     2.7
Caterpillar (Machinery)                                             2.5
UnitedHealth Group (Health care services)                           2.2
Altria Group (Beverages & tobacco)                                  2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Gordon Fines discusses AXP New Dimensions Fund's results and positioning for the first half of the 2004 fiscal year. He has been managing the Fund for the past 13 years.

Q: How did AXP New Dimensions Fund perform for the six-month period ended Jan. 31, 2004?

A: AXP New Dimensions Fund's Class A shares rose 9.42%, excluding sales charge, for the six months ended Jan. 31, 2004. This was less than the Standard & Poor's 500 Index, which rose 15.23% for the period. The Fund also underperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which rose 12.52% for the same time frame.

     These short-term results were disappointing, and reflective of unusual stock market conditions coupled with an exceptionally low interest rate climate that allowed shares of financially weak companies to do well. We do not expect this environment to continue indefinitely. We remain confident in an investment strategy that has enabled the Fund to outperform its peer group average for the 10-year, 5-year and 3-year periods ended Jan. 31, 2004.

     AXP New Dimensions Fund provided average annual returns of 9.58%, -0.94% and -6.53%, respectively (Class A shares, excluding sales charge) for 10-year, 5-year

(bar chart)

                        PERFORMANCE COMPARISON
             For the six-month period ended Jan. 31, 2004
20%
                                 (bar 2)
15%                              +15.23%           (bar 3)
                                                   +12.52%
10%          (bar 1)
              +9.42%
 5%

 0%

(bar 1)  AXP New Dimensions Fund Class A (excluding sales charge)
(bar 2)  S&P 500 Index Fund(1) (unmanaged)
(bar 3)  Lipper Large-Cap Growth Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > We think large-cap high quality companies could do better in 2004 than they did this past year. (end callout quote)

     and 3-year periods ended Jan. 31, 2004. The Lipper Large-Cap Growth Funds Index provided average annual returns of 7.59%, -6.36% and -11.71% over the same time frames.

Q:   What factors most significantly  affected results?

A: We were too conservative in our stock selection and sector positioning. Starting in the second calendar

AVERAGE ANNUAL TOTAL RETURNS

                                   Class A                  Class B                  Class C                      Class Y
(Inception dates)                 (8/1/68)                 (3/20/95)                (6/26/00)                    (3/20/95)
                             NAV(1)     POP(2)      NAV(1)      After CDSC(3)   NAV(1)    After CDSC(4)    NAV(5)       POP(5)
as of Jan. 31, 2004
6 months*                     +9.42%     +3.13%      +8.95%         +4.95%       +9.02%       +8.02%        +9.51%       +9.51%
1 year                       +27.74%    +20.39%     +26.78%        +22.78%      +26.81%      +26.81%       +28.00%      +28.00%
5 years                       -0.94%     -2.11%      -1.70%         -1.86%        N/A          N/A          -0.78%       -0.78%
10 years                      +9.58%     +8.94%       N/A            N/A          N/A          N/A           N/A          N/A
Since inception                N/A        N/A       +10.07%        +10.07%       -8.74%       -8.74%       +11.08%      +11.08%

as of Dec. 31, 2003
6 months*                    +11.67%     +5.25%     +11.20%         +6.20%      +11.22%      +10.22%       +11.76%      +11.76%
1 year                       +24.30%    +17.15%     +23.31%        +19.31%      +23.28%      +23.28%       +24.52%      +24.52%
5 years                       -0.22%     -1.40%      -0.98%         -1.15%        N/A          N/A          -0.07%       -0.07%
10 years                      +9.97%     +9.33%       N/A            N/A          N/A          N/A           N/A          N/A
Since inception                N/A        N/A       +10.13%        +10.13%       -9.05%       -9.05%       +11.13%      +11.13%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     quarter of last year, the market became much more aggressive in terms of risk taking. In the calendar third quarter we became more sensitive to this and we took on more risk, although not as much as the overall market did. We increased the Fund's weightings in industrials, basic materials, health care and technology stocks between July 2003 and January 2004. While this helped the Fund's absolute results in the summer and fall, our relative results still lagged the Fund's benchmark and peers.

     Positions we added to and/or maintained included Pfizer, Amgen, Caterpillar and John Deere. Meanwhile, we cut back on some positions in the consumer staples and financial sectors. Within technology, the Fund benefited from several holdings including wireless telecommunications company Nextel and global telecommunications network company Vodafone. Nextel's third quarter sales exceeded expectations. The company reported higher revenues and strong subscriber growth, while management raised its forward guidance. All of these fueled Nextel's sharp advance. Vodafone has benefited from a dividend increase, favorable earnings results and positive reaction to a share buyback plan initiated in the fourth quarter. Internet retailers Amazon and eBay also performed well for the Fund.

     Several positions hampered performance during the first half of fiscal year 2004, including Microsoft, which did not benefit from the technology rebound because investors focused instead on higher risk technology stocks. Discount retailer Wal-Mart and health care giant Pfizer were also weak during the fiscal period. Despite what we think are good prospects going forward, Wal-Mart's short-term performance was affected by regulatory enforcement actions related to its labor practices. Pfizer is considered one of the leading drug companies in terms of research and development success, but it suffered from concerns about competition for its core products, Viagra and Lipitor.

     Although the Fund's positioning in the energy sector was not a positive factor for most of the period, energy performed particularly well for the Fund in December, as did investment-banking firms such as Goldman Sachs, Morgan Stanley and Lehman Brothers.

Q: What changes did you make to the portfolios and how are they currently positioned?

A: We had previously owned American International Group (AIG) and during the fourth calendar quarter of 2003, we substantially increased the position. In our view, AIG is a high quality insurance-related, global company that performed poorly through much of 2003.

--------------------------------------------------------------------------------
6   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     Therefore, we thought the time might be right for the company to stage a recovery. AIG did gain momentum in the last two months of the calendar year. We also added to our position in Nextel and took a position in Starbucks during the fiscal period.

     Given the current environment, we want exposure to the improving U.S. economy, which means an emphasis on sectors such as industrials, basic industry, capital goods and technology that are sensitive to economic activity. On the other hand, we may put less emphasis on consumer staples and financial stocks which probably don't have enough economic sensitivity to do well should the economy continue to improve.

Q:   How do you intend to manage the Fund in the coming months?

A: We think large-cap high quality companies could do better in 2004 than they did this past year. The decline of the dollar has been pretty pronounced, making U.S. exports more competitive. Multinational firms in a variety of industries should benefit from the better competitive environment overseas. Such companies are typically large, high quality companies. AIG, which we discussed above, is one example.

     We do not hold many energy stocks in the Fund's portfolio, but we expect to maintain exposure to the sector. Prices have stayed higher longer than most people thought and in the fourth quarter, the market began to appreciate that, causing natural gas and oil related companies to rise. We think there is still room for these stocks to advance, with energy prices likely to stay higher, particularly given the stronger economy.

     We are cautiously optimistic about the course of the market over the next six months. There was increased speculation in January that interest rates will move up this spring, after the Federal Reserve left out the word "considerable" in discussing the length of time interest rates may remain low. Given where we are in the economic cycle, a rise in rates is indeed likely. However, in our view, the overall economic environment for growth stocks will remain favorable for the balance of fiscal year 2004. In fact, a shift in market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- would provide an excellent opportunity for the Fund to regain ground relative to its peers.

--------------------------------------------------------------------------------
7   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

Growth Trends Portfolio

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.3%)
Issuer                                         Shares              Value(a)

Aerospace & defense (0.8%)
Northrop Grumman                              450,000             $43,519,500
United Technologies                         1,000,000              95,540,000
Total                                                             139,059,500

Airlines (0.7%)
Southwest Airlines                          8,494,455             126,992,102

Banks and savings & loans (2.8%)
Bank of America                             3,500,000             285,110,000
Fifth Third Bancorp                         1,500,000              86,685,000
Wells Fargo                                 2,000,000             114,820,000
Total                                                             486,615,000

Beverages & tobacco (3.6%)
Altria Group                                7,000,000             389,130,000
PepsiCo                                     5,000,000             236,300,000
Total                                                             625,430,000

Broker dealers (1.3%)
Morgan Stanley                              4,000,000             232,840,000

Cable (0.2%)
Comcast Special Cl A                        1,200,000(b)           39,540,000

Cellular telecommunications (1.6%)
Vodafone Group ADR                         11,000,000(c)          281,600,000

Chemicals (1.1%)
Air Products & Chemicals                    2,000,000              99,820,000
du Pont (EI) de Nemours                     2,000,000              87,800,000
Total                                                             187,620,000

Computer hardware (4.7%)
Cisco Systems                              13,000,000(b)          333,320,000
Dell                                       11,000,000(b)          368,170,000
EMC                                         8,403,610(b)          117,986,684
Total                                                             819,476,684

Computer software & services (10.0%)
Electronic Arts                             2,000,000(b)           93,720,000
Intl Business Machines                      3,500,000             347,305,000
Microsoft                                  26,000,000             718,900,000
Oracle                                     10,000,000(b)          138,100,000
Paychex                                     2,000,000              74,960,000
Symantec                                    5,000,000(b)          194,000,000
VERITAS Software                            5,200,000(b)          170,872,000
Total                                                           1,737,857,000

Electronics (8.8%)
Analog Devices                              2,600,000             124,410,000
Applied Materials                          10,000,000(b)          217,600,000
Intel                                      17,000,000             520,200,000
Maxim Integrated Products                   3,100,000             158,565,000
Samsung Electronics                           400,000(c)          178,610,993
Texas Instruments                          10,500,000             329,175,000
Total                                                           1,528,560,993

Energy (3.2%)
ChevronTexaco                               1,300,000             112,255,000
ConocoPhillips                              1,700,000             111,996,000
Exxon Mobil                                 8,000,000             326,320,000
Total                                                             550,571,000

Energy equipment & services (1.9%)
PetroChina ADR                              1,000,000(c)           48,430,000
Schlumberger                                3,700,000             226,366,000
Smith Intl                                  1,100,000(b)           53,306,000
Total                                                             328,102,000

Environmental services (0.6%)
Waste Management                            4,000,000             111,040,000

Finance companies (3.5%)
Citigroup                                  12,500,000             618,500,000

Financial services (1.5%)
Goldman Sachs Group                           500,000              49,775,000
MBNA                                        4,000,000             107,840,000
SLM                                         2,500,000              96,000,000
Total                                                             253,615,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Health care products (10.8%)
Amgen                                      10,200,000(b)         $657,798,000
Boston Scientific                           2,600,000(b)          106,054,000
Johnson & Johnson                           2,000,000             106,840,000
Medtronic                                   6,000,000             295,320,000
Pfizer                                     15,000,000             549,450,000
Stryker                                       700,000              62,118,000
Teva Pharmaceutical Inds ADR                2,000,000(c)          125,180,000
Total                                                           1,902,760,000

Health care services (2.3%)
UnitedHealth Group                          6,500,000             395,720,000

Household products (0.6%)
Procter & Gamble                            1,000,000             101,080,000

Indexes (1.7%)
Nasdaq-100 Index Tracking                   8,000,000             296,720,000

Industrial transportation (1.8%)
Union Pacific                               2,051,900             132,142,360
United Parcel Service Cl B                  2,500,000             178,175,000
Total                                                             310,317,360

Insurance (3.9%)
American Intl Group                         7,000,000             486,150,000
Marsh & McLennan                            4,000,000             187,720,000
Total                                                             673,870,000

Leisure time & entertainment (1.5%)
Viacom Cl B                                 6,500,000             261,950,000

Lodging & gaming (2.5%)
Intl Game Technology                        6,800,000             254,728,000
Marriott Intl Cl A                          4,000,000             177,560,000
Total                                                             432,288,000

Machinery (5.8%)
Caterpillar                                 5,600,000             437,528,000
Deere & Co                                  5,400,000             338,040,000
Illinois Tool Works                         3,000,000             234,300,000
Total                                                           1,009,868,000

Media (5.9%)
Amazon.com                                  4,200,000(b)          212,016,000
Cendant                                    10,000,000(b)          226,500,000
eBay                                        3,600,000(b)          241,308,000
Gannett                                     1,300,000             111,423,000
InterActiveCorp                             7,000,000(b)          226,800,000
Univision Communications Cl A                 500,000(b)           17,685,000
Total                                                           1,035,732,000

Metals (0.9%)
Alcoa                                       4,700,000             160,646,000

Multi-industry (5.2%)
3M                                          4,000,000             316,360,000
Eastman Kodak                               1,700,000              48,297,000
General Electric                           16,200,000             544,806,000
Total                                                             909,463,000

Paper & packaging (1.0%)
Intl Paper                                  4,000,000             169,080,000

Restaurants (0.9%)
McDonald's                                  6,000,000             154,440,000

Retail -- general (5.9%)
Best Buy                                    2,400,000             120,936,000
Home Depot                                  4,000,000             141,880,000
Staples                                     1,800,000(b)           47,898,000
Target                                      9,000,000             341,640,000
Wal-Mart Stores                             7,000,000             376,950,000
Total                                                           1,029,304,000

Telecom equipment & services (0.6%)
Nokia ADR                                   2,800,000(c)           57,848,000
Nortel Networks                             6,500,000(b,c)         50,830,000
Total                                                             108,678,000

Utilities -- electric (1.7%)
Dominion Resources                          4,500,000             288,720,000

Total common stocks
(Cost: $14,440,157,174)                                       $17,308,055,639

Option purchased (--%)
Issuer              Contracts    Exercise     Expiration            Value(a)
                      price        date
Put
Cisco
  Systems            62,325         $25        Feb. 2004           $5,141,813

Total option purchased
(Cost: $4,742,933)                                                 $5,141,813

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Short-term securities (2.2%)
Issuer                 Coupon                 Principal            Value(a)
                        rate                   amount

U.S. government agencies (1.4%)
Federal Home Loan Bank Disc Nt
  04-23-04              1.00%              $34,800,000            $34,722,500
Federal Home Loan Mtge Corp Disc Nts
  04-20-04              1.00                62,400,000             62,263,469
  04-27-04              1.00                50,000,000             49,880,749
Federal Natl Mtge Assn Disc Nts
  04-14-04              1.00                15,000,000             14,969,700
  04-21-04              1.00                32,400,000             32,328,202
  04-30-04              1.00                43,500,000             43,392,599
Total                                                             237,557,219

Commercial paper (0.8%)
Atomium Funding
  02-27-04              1.12                25,000,000(d)          24,978,458
  03-11-04              1.11                18,700,000(d)          18,677,851
CC (USA)/Centauri
  04-26-04              1.04                30,000,000(d)          29,925,467
Edison Asset Securitization
  04-02-04              1.04                 2,400,000(d)           2,395,701
Galaxy Funding
  03-10-04              1.10                16,700,000(d)          16,681,019
Greyhawk Funding
  02-03-04              1.03                 2,200,000(d)           2,199,748
Household Finance
  02-02-04              1.02                14,400,000             14,398,775
Special Purpose Accounts Receivable LLC
  03-02-04              1.06                25,000,000(d)          24,976,444
White Pine Finance LLC
  02-02-04              1.11                 6,754,000(d)           6,753,397
  03-05-04              1.11                 3,288,000(d)           3,284,524
Total                                                             144,271,384

Total short-term securities
(Cost: $381,819,390)                                             $381,828,603

Total investments in securities
(Cost: $14,826,719,497)(e)                                    $17,695,026,055

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Jan. 31, 2004, the value of foreign securities represented 4.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $129,872,609 or 0.7% of net assets.

(e) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $14,826,719,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $3,165,879,000
     Unrealized depreciation                                     (297,572,000)
                                                                 ------------
     Net unrealized appreciation                               $2,868,307,000
                                                               --------------

--------------------------------------------------------------------------------
10   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Trends Portfolio

Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $14,826,719,497)                                       $17,695,026,055
Foreign currency holdings (identified cost $6,952) (Note 1)                          7,249
Dividends and accrued interest receivable                                       13,732,745
Receivable for investment securities sold                                      106,428,591
U.S. government securities held as collateral (Note 4)                         182,288,689
                                                                               -----------
Total assets                                                                17,997,483,329
                                                                            --------------
Liabilities
Disbursements in excess of cash on demand deposit                                2,361,860
Payable for investment securities purchased                                     62,457,456
Payable upon return of securities loaned (Note 4)                              496,058,589
Accrued investment management services fee                                         245,364
Other accrued expenses                                                             224,514
                                                                                   -------
Total liabilities                                                              561,347,783
                                                                               -----------
Net assets                                                                 $17,436,135,546
                                                                           ===============
* Including securities on loan, at value (Note 4)                          $   481,857,844
                                                                           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
Growth Trends Portfolio

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                   $  120,315,493
Interest                                                                         1,887,408
Fee income from securities lending (Note 4)                                        395,711
   Less foreign taxes withheld                                                    (372,146)
                                                                                  --------
Total income                                                                   122,226,466
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                              40,630,075
Compensation of board members                                                       30,917
Custodian fees                                                                     527,436
Audit fees                                                                          18,000
Other                                                                              105,699
                                                                                   -------
Total expenses                                                                  41,312,127
                                                                                ----------
Investment income (loss) -- net                                                 80,914,339
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              671,774,407
   Foreign currency transactions                                                   170,977
                                                                                   -------
Net realized gain (loss) on investments                                        671,945,384
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          831,596,771
                                                                               -----------
Net gain (loss) on investments and foreign currencies                        1,503,542,155
                                                                             -------------
Net increase (decrease) in net assets resulting from operations             $1,584,456,494
                                                                            ==============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
Growth Trends Portfolio

                                                                                Jan. 31, 2004          July 31, 2003
                                                                              Six months ended           Year ended
                                                                                 (Unaudited)
Operations
Investment income (loss) -- net                                               $    80,914,339        $   145,966,881
Net realized gain (loss) on investments                                           671,945,384           (479,025,402)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             831,596,771          1,817,357,987
                                                                                  -----------          -------------
Net increase (decrease) in net assets resulting from operations                 1,584,456,494          1,484,299,466
                                                                                -------------          -------------
Proceeds from contributions                                                        20,226,621            151,515,494
Fair value of withdrawals                                                      (1,014,937,894)        (1,647,547,388)
                                                                               --------------         --------------
Net contributions (withdrawals) from partners                                    (994,711,273)        (1,496,031,894)
                                                                                 ------------         --------------
Total increase (decrease) in net assets                                           589,745,221            (11,732,428)
Net assets at beginning of period                                              16,846,390,325         16,858,122,753
                                                                               --------------         --------------
Net assets at end of period                                                   $17,436,135,546        $16,846,390,325
                                                                              ===============        ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

Growth Trends Portfolio

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

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14   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Jan. 31, 2004, foreign currency holdings were entirely comprised of Taiwan Dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

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15   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP New Dimensions Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $3,532,770 for the six months ended Jan. 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,816,747,007 and $4,357,007,476, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $446,815 for the six months ended Jan. 31, 2004.

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16   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2004, securities valued at $481,857,844 were on loan to brokers. For collateral, the Portfolio received $313,769,900 in cash and U.S. government securities valued at $182,288,689. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $395,711 for the six months ended Jan. 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended July 31,                                             2004(e)     2003       2002       2001      2000
Ratio of expenses to average daily net assets(a)                         .48%(c)     .58%       .61%       .59%      .51%
Ratio of net investment income (loss) to average daily net assets        .94%(c)     .92%       .64%       .52%      .57%
Portfolio turnover rate (excluding short-term securities)                 23%         20%        27%        29%       34%
Total return(b)                                                         9.66%(d)   10.01%    (20.76%)   (20.77%)   23.60%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended Jan. 31, 2004 (Unaudited).

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17   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP New Dimensions Fund
Jan. 31, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                        $17,436,062,816
Capital shares receivable                                                                                     2,615,507
                                                                                                              ---------
Total assets                                                                                             17,438,678,323
                                                                                                         --------------
Liabilities
Capital shares payable                                                                                        1,801,276
Accrued distribution fee                                                                                        171,755
Accrued service fee                                                                                               9,497
Accrued transfer agency fee                                                                                      66,489
Accrued administrative services fee                                                                              15,207
Other accrued expenses                                                                                          513,380
                                                                                                                -------
Total liabilities                                                                                             2,577,604
                                                                                                              ---------
Net assets applicable to outstanding capital stock                                                      $17,436,100,719
                                                                                                        ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $     7,379,907
Additional paid-in capital                                                                               15,113,509,268
Excess of distributions over net investment income                                                           (3,119,246)
Accumulated net realized gain (loss) (Note 5)                                                              (549,976,026)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     2,868,306,816
                                                                                                          -------------
Total -- representing net assets applicable to outstanding capital stock                                $17,436,100,719
                                                                                                        ===============
Net assets applicable to outstanding shares:                Class A                                     $10,249,707,899
                                                            Class B                                     $ 3,646,380,267
                                                            Class C                                     $    65,812,973
                                                            Class Y                                     $ 3,474,199,580
Net asset value per share of outstanding capital stock:     Class A shares           429,194,962        $         23.88
                                                            Class B shares           161,103,435        $         22.63
                                                            Class C shares             2,911,257        $         22.61
                                                            Class Y shares           144,781,062        $         24.00
                                                                                     -----------        ---------------

See accompanying notes to financial statements.

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18   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP New Dimensions Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                $  120,315,008
Interest                                                                                                      1,887,956
Fee income from securities lending                                                                              395,694
   Less foreign taxes withheld                                                                                 (372,145)
                                                                                                               --------
Total income                                                                                                122,226,513
                                                                                                            -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                            41,311,960
Distribution fee
   Class A                                                                                                   12,570,371
   Class B                                                                                                   17,782,572
   Class C                                                                                                      312,187
Transfer agency fee                                                                                          12,993,263
Incremental transfer agency fee
   Class A                                                                                                      760,600
   Class B                                                                                                      610,266
   Class C                                                                                                       10,490
Service fee -- Class Y                                                                                        1,743,282
Administrative services fees and expenses                                                                     2,829,635
Compensation of board members                                                                                    17,767
Printing and postage                                                                                          1,106,850
Registration fees                                                                                                40,623
Audit fees                                                                                                        6,000
Other                                                                                                           122,485
                                                                                                                -------
Total expenses                                                                                               92,218,351
   Earnings credits on cash balances (Note 2)                                                                   (71,051)
                                                                                                                -------
Total net expenses                                                                                           92,147,300
                                                                                                             ----------
Investment income (loss) -- net                                                                              30,079,213
                                                                                                             ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                    671,771,810
   Foreign currency transactions                                                                                170,977
                                                                                                                -------
Net realized gain (loss) on investments                                                                     671,942,787
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       831,593,282
                                                                                                            -----------
Net gain (loss) on investments and foreign currencies                                                     1,503,536,069
                                                                                                          -------------
Net increase (decrease) in net assets resulting from operations                                          $1,533,615,282
                                                                                                         ==============

See accompanying notes to financial statements.

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19   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP New Dimensions Fund
                                                                                Jan. 31, 2004           July 31, 2003
                                                                              Six months ended           Year ended
                                                                                 (Unaudited)
Operations and distributions
Investment income (loss) -- net                                               $    30,079,213        $    45,135,563
Net realized gain (loss) on investments                                           671,942,787           (479,023,538)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             831,593,282          1,817,350,639
                                                                                  -----------          -------------
Net increase (decrease) in net assets resulting from operations                 1,533,615,282          1,383,462,664
                                                                                -------------          -------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (35,530,908)           (15,823,968)
     Class Y                                                                      (16,840,237)            (8,674,557)
                                                                                  -----------             ----------
Total distributions                                                               (52,371,145)           (24,498,525)
                                                                                  -----------            -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                        352,675,395            952,976,869
   Class B shares                                                                 171,231,474            406,346,628
   Class C shares                                                                   9,163,520             20,596,860
   Class Y shares                                                                 336,497,359            850,965,146
Reinvestment of distributions at net asset value
   Class A shares                                                                  34,540,483             15,366,526
   Class Y shares                                                                  16,513,243              8,566,223
Payments for redemptions
   Class A shares                                                                (864,807,008)        (1,761,464,006)
   Class B shares (Note 2)                                                       (288,311,663)          (955,150,455)
   Class C shares (Note 2)                                                         (7,381,237)           (10,578,609)
   Class Y shares                                                                (651,227,062)          (898,578,735)
                                                                                 ------------           ------------
Increase (decrease) in net assets from capital share transactions                (891,105,496)        (1,370,953,553)
                                                                                 ------------         --------------
Total increase (decrease) in net assets                                           590,138,641            (11,989,414)
Net assets at beginning of period                                              16,845,962,078         16,857,951,492
                                                                               --------------         --------------
Net assets at end of period                                                   $17,436,100,719        $16,845,962,078
                                                                              ===============        ===============
Undistributed (excess of distributions over) net investment income            $    (3,119,246)       $    19,172,686
                                                                              ---------------        ---------------

See accompanying notes to financial statements.

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20   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP New Dimensions Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund will offer an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

All classes of shares have identical voting, dividend and liquidation rights. The level of distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Trends Portfolio

The Fund invests all of its assets in the Growth Trends Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Jan. 31, 2004 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

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21   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

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22   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $8,052,160 or Class A, $1,799,919 for Class B and $5,292 for Class C for the six months ended Jan. 31, 2004.

During the six months ended Jan. 31, 2004, the Fund's transfer agency fees were reduced by $71,051 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Six months ended Jan. 31, 2004
                                              Class A           Class B          Class C           Class Y
Sold                                       15,452,113         7,934,222          425,060        14,701,161
Issued for reinvested distributions         1,475,790                --               --           703,290
Redeemed                                  (37,842,710)      (13,300,764)        (341,118)      (28,311,896)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (20,914,807)       (5,366,542)          83,942       (12,907,445)
                                          -----------        ----------           ------       -----------

                                                                Year ended July 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       46,758,227        21,445,445        1,090,406        42,498,051
Issued for reinvested distributions           792,467                --               --           441,558
Redeemed                                  (89,554,929)      (50,020,413)        (567,925)      (45,281,669)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (42,004,235)      (28,574,968)         522,481        (2,342,060)
                                          -----------       -----------          -------        ----------

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23   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,193,208,675 as of July 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2004(g)     2003       2002       2001       2000
Net asset value, beginning of period                                      $21.90     $20.04     $25.43     $36.26     $31.21
Income from investment operations:
Net investment income (loss)                                                 .04        .07        .05        .02        .02
Net gains (losses) (both realized and unrealized)                           2.02       1.82      (5.42)     (7.37)      7.14
Total from investment operations                                            2.06       1.89      (5.37)     (7.35)      7.16
Less distributions:
Dividends from net investment income                                        (.08)      (.03)      (.02)      (.01)      (.05)
Excess distributions from net investment income                               --         --         --       (.01)        --
Distributions from realized gains                                             --         --         --      (3.46)     (2.06)
Total distributions                                                         (.08)      (.03)      (.02)     (3.48)     (2.11)
Net asset value, end of period                                            $23.88     $21.90     $20.04     $25.43     $36.26

Ratios/supplemental data
Net assets, end of period (in millions)                                  $10,250     $9,859     $9,863    $13,857    $17,777
Ratio of expenses to average daily net assets(c)                            .95%(d)   1.08%      1.06%      1.00%       .90%
Ratio of net investment income (loss) to average daily net assets           .48%(d)    .42%       .19%       .12%       .19%
Portfolio turnover rate (excluding short-term securities)                    23%        20%        27%        29%        34%
Total return(e)                                                            9.42%(f)   9.47%    (21.14%)   (21.10%)    23.16%

See accompanying notes to financial highlights.

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24   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2004(g)     2003       2002       2001       2000
Net asset value, beginning of period                                      $20.77     $19.12     $24.44     $35.22     $30.54
Income from investment operations:
Net investment income (loss)                                                (.05)      (.04)      (.14)      (.13)      (.24)
Net gains (losses) (both realized and unrealized)                           1.91       1.69      (5.16)     (7.19)      6.98
Total from investment operations                                            1.86       1.65      (5.30)     (7.32)      6.74
Less distributions:
Dividends from net investment income                                          --         --       (.02)        --         --
Distributions from realized gains                                             --         --         --      (3.46)     (2.06)
Total distributions                                                           --         --       (.02)     (3.46)     (2.06)
Net asset value, end of period                                            $22.63     $20.77     $19.12     $24.44     $35.22

Ratios/supplemental data
Net assets, end of period (in millions)                                   $3,646     $3,457     $3,728     $5,169     $6,252
Ratio of expenses to average daily net assets(c)                           1.71%(d)   1.85%      1.83%      1.76%      1.66%
Ratio of net investment income (loss) to average daily net assets          (.29%)(d)  (.35%)     (.57%)     (.65%)     (.57%)
Portfolio turnover rate (excluding short-term securities)                    23%        20%        27%        29%        34%
Total return(e)                                                            8.95%(f)   8.63%    (21.71%)   (21.69%)    22.20%

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2004(g)     2003       2002       2001      2000(b)
Net asset value, beginning of period                                      $20.74     $19.10     $24.42     $35.23     $35.52
Income from investment operations:
Net investment income (loss)                                                (.04)      (.04)      (.14)      (.13)      (.01)
Net gains (losses) (both realized and unrealized)                           1.91       1.68      (5.16)     (7.19)      (.28)
Total from investment operations                                            1.87       1.64      (5.30)     (7.32)      (.29)
Less distributions:
Dividends from net investment income                                          --         --       (.02)      (.02)        --
Excess distributions from net investment income                               --         --         --       (.01)        --
Distributions from realized gains                                             --         --         --      (3.46)        --
Total distributions                                                           --         --       (.02)     (3.49)        --
Net asset value, end of period                                            $22.61     $20.74     $19.10     $24.42     $35.23

Ratios/supplemental data
Net assets, end of period (in millions)                                      $66        $59        $44        $30         $2
Ratio of expenses to average daily net assets(c)                           1.71%(d)   1.87%      1.85%      1.76%      1.66%(d)
Ratio of net investment income (loss) to average daily net assets          (.29%)(d)  (.38%)     (.60%)     (.75%)     (.74%)(d)
Portfolio turnover rate (excluding short-term securities)                    23%        20%        27%        29%        34%
Total return(e)                                                            9.02%(f)   8.59%    (21.73%)   (21.70%)     (.82%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2004(g)     2003       2002       2001       2000
Net asset value, beginning of period                                      $22.02     $20.14     $25.51     $36.33     $31.24
Income from investment operations:
Net investment income (loss)                                                 .06        .11        .09        .07        .05
Net gains (losses) (both realized and unrealized)                           2.03       1.83      (5.44)     (7.38)      7.19
Total from investment operations                                            2.09       1.94      (5.35)     (7.31)      7.24
Less distributions:
Dividends from net investment income                                        (.11)      (.06)      (.02)      (.02)      (.09)
Excess distributions from net investment income                               --         --         --       (.03)        --
Distributions from realized gains                                             --         --         --      (3.46)     (2.06)
Total distributions                                                         (.11)      (.06)      (.02)     (3.51)     (2.15)
Net asset value, end of period                                            $24.00     $22.02     $20.14     $25.51     $36.33

Ratios/supplemental data
Net assets, end of period (in millions)                                   $3,474     $3,472     $3,222     $4,677     $6,328
Ratio of expenses to average daily net assets(c)                            .78%(d)    .91%       .90%       .84%       .74%
Ratio of net investment income (loss) to average daily net assets           .65%(d)    .59%       .36%       .28%       .35%
Portfolio turnover rate (excluding short-term securities)                    23%        20%        27%        29%        34%
Total return(e)                                                            9.51%(f)   9.64%    (21.00%)   (20.97%)    23.35%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
27   --   AXP NEW DIMENSIONS FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Dimensions Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 6, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          April 6, 2004